Exhibit 10.22

AMENDMENT AND CONSENT

This AMENDMENT AND CONSENT (this “Amendment”) dated as of March 24, 2006, is among (a) WASTE INDUSTRIES USA, INC. (f/k/a Waste Holdings, Inc.), a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the “Company”), and each of the subsidiaries of the Company that has executed a Guaranty Agreement (as defined in each of the Note Agreements defined below) (the “Guarantors”) and (b) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (“Prudential”) and any other noteholders who are or may become parties to the Note Agreements (as defined below) (collectively, the “Noteholders”).

WHEREAS, the Company and Prudential are parties to the Amended and Restated Note Purchase Agreement, dated as of March 31, 2001 (as amended, restated or otherwise modified through the date hereof, the “Purchase Agreement”), and the Company and the Noteholders are parties to the Amended and Restated Note Purchase and Private Shelf Agreement, dated as of March 31, 2001 (as amended, restated or otherwise modified through the date hereof, the “Shelf Agreement” and, together with the Purchase Agreement, the “Note Agreements”);

WHEREAS, the Guarantors have entered into the Guaranty Agreements in connection with the Note Agreements; and

WHEREAS, the Company and the Guarantors have requested that the Noteholders agree, and the Noteholders have agreed, on the terms and subject to the conditions set forth herein, to modify certain provisions of the Note Agreements described below;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Note Agreements shall have the same meanings herein as in the Note Agreements.

2. Amendments to Note Agreements.

2A. Paragraph 5A(4) of the Note Agreements.

(i) Subparagraph (d) of Paragraph 5A(4) of the Note Agreements is hereby amended to read in its entirety as follows:

(d) a default under any agreement or note evidencing Indebtedness for which the Company or any Subsidiary is liable, which individually or in the aggregate with all other agreements and notes in default for which the Company or any of its Subsidiaries is liable, exceeds $1,000,000;

2B. Paragraph 6A of the Note Agreements.

(i) Paragraph 6A of the Note Agreements is hereby amended to read in its entirety as follows:

6A. Financial Limitations. The Company covenants that it will not permit at any time:

(a) Funded Debt to EBITDA. The ratio of (x) Funded Debt as at the end of any fiscal quarter to (y) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date (the “Leverage Ratio”) to be greater than (a) 4.25:1.00 prior to the Permitted Subordinated Debt Offering; or (b) 4.75:1.00 thereafter.

(b) Senior Funded Debt to EBITDA. The ratio of (x) Senior Funded Debt as at the end of any fiscal quarter to (y) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date (the “Senior Leverage Ratio”) to be greater than the ratio set forth opposite such fiscal quarter:

Fiscal Quarters Ending	Ratio
December 31, 2005 - December 31, 2007	3.85:1.00
March 31, 2008 and thereafter	3.75:1.00

provided, however, notwithstanding the above, from and after the Permitted Subordinated Debt Offering, the Senior Leverage Ratio shall not exceed 3.00:1.00.

(c) Consolidated Net Worth. Commencing with the fiscal quarter ending March 31, 2006, Consolidated Net Worth at the end of any fiscal quarter to be less than the sum of $100,000,000 plus the sum of (a) 50% of positive Consolidated Net Income for each fiscal quarter, beginning with the fiscal quarter ended June 30, 2006, and (b) 100% of the net proceeds of any sale by the Company or any of its Subsidiaries of (i) equity securities issued by the Company or any of its Subsidiaries or (ii) warrants or subscription rights for equity securities issued by the Company or any of its Subsidiaries.

(d) Interest Coverage. As of the end of any fiscal quarter, the ratio of (x) actual reported EBITDA for the period of four (4) consecutive fiscal quarters ending on such date to (y) Consolidated Total Interest Expense for such period to be less than 2.75:1.00.

(e) Reserved.

(f) Capital Expenditures. Capital Expenditures for any fiscal year to exceed 2.00 times the actual depreciation expenses, landfill depletion and amortization expenses incurred in such fiscal year.

2C. Paragraph 6B of the Note Agreements.

(i) Paragraph 6B of the Purchase Agreement is hereby amended to read in its entirety as follows:

6B. Restrictions on Indebtedness. Neither the Company nor any of its Subsidiaries shall become or be a guarantor or surety of, or otherwise create, incur, assume, or be or remain liable, contingently or otherwise, with respect to any Indebtedness, or become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services or otherwise) with respect to any undertaking or Indebtedness of any other Person, or incur any Indebtedness other than:

(a) Indebtedness to the Purchasers hereunder or Indebtedness arising under the 1998 Agreement;

(b) incurrence by the Company or any of its Subsidiaries of guaranty, suretyship or indemnification obligations in connection with such Person’s performance of services for its respective customers in the ordinary course of its business;

(c) incurrence by the Company or any of its Subsidiaries (other than a Designated LLC) of Indebtedness to the Company or to another of its Subsidiaries (other than a Designated LLC);

(d) other Indebtedness existing on the date hereof and listed and described on Schedule 6B hereto;

(e) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets (including existing Indebtedness of any Subsidiary acquired after the Effective Date (the “Acquired Subsidiary”) originally incurred by the Acquired Subsidiary in connection with the lease or acquisition of property or fixed assets used in the business of the Acquired Subsidiary) not to exceed $25,000,000 in the aggregate;

(f) Indebtedness with respect to the Permitted Subordinated Debt Offering not to exceed $200,000,000, and Seller Subordinated Debt not to exceed $25,000,000 at any time outstanding;

(g) Indebtedness with respect to landfill closure bonds of the Company and its Subsidiaries in an aggregate amount not to exceed $50,000,000;

(h) Indebtedness with respect to IRB’s provided that, other than with respect to L/C Supported IRBs, such Indebtedness shall not exceed $75,000,000 in aggregate amount at any time outstanding;

(i) Bank Debt in principal amount not to exceed $300,000,000;

(j) Indebtedness of a Designated LLC to the Company or any of its Subsidiaries, whether in the form of intercompany payables, advances, notes or debentures, each of which is pledged to the Collateral Agent, the proceeds of which are loaned or contributed as capital to a direct or indirect Subsidiary of such Designated LLC, which Subsidiary is a Guarantor (and not a Designated LLC); provided that the aggregate amount of all such Indebtedness permitted under this paragraph 6B(j) shall not exceed $100,000,000;

(k) Indebtedness of the Company or any of its Subsidiaries in respect of Swap Contracts in compliance with the Bank Agreement;

(l) Indebtedness in respect of Bank Product Obligations entered into with the Administrative Agent under the Bank Agreement or any other lender a party to the Bank Agreement in compliance with the Bank Agreement;

(m) Indebtedness of the Company or any of its Subsidiaries under fuel price swaps, fuel price caps, and fuel price collar or floor agreements, and similar agreements or arrangements designed to protect against or manage fluctuations in fuel prices with respect to fuel purchased in the ordinary course of business of the Company and its Subsidiaries (“Fuel Derivatives Obligations”); and

(n) Other Indebtedness of the Company or any of its Subsidiaries up to $15,000,000 to a seller in connection with any acquisition permitted by paragraph 6E hereof;

provided that if the creation, incurrence, assumption or existence of any Indebtedness would constitute a default or an event of default under the Bank Debt or the Permitted Subordinated Debt Offering, then the creation, incurrence, assumption or existence of such Indebtedness shall not be permitted hereunder.

(ii) Paragraph 6B of the Shelf Agreement is hereby amended to read in its entirety as set forth in subsection 2C(i) above except that subparagraph (a) of Paragraph 6B of the Shelf Agreement shall read as follows:

(a) Indebtedness to the Purchasers hereunder or Indebtedness arising under the 1996 Agreement;

2D. Paragraph 6C of the Note Agreements

(i) Subsection (g) of Paragraph 6C of the Note Agreements is hereby amended to read in its entirety as follows:

(A) With respect to the Purchase Agreement:

(g) liens in favor of Bank of America, N.A. (f/k/a Fleet National Bank), as Collateral Agent for the benefit of the Banks (the “Collateral Agent”), the Purchasers hereunder and the Noteholders under the 1998 Agreement.

(B) With respect to the Shelf Agreement:

(g) liens in favor of Bank of America, N.A. (f/k/a Fleet National Bank), as Collateral Agent for the benefit of the Banks (the “Collateral Agent”), the Purchasers hereunder and the Noteholders under the 1996 Agreement.

(ii) Subsection (h) of Paragraph 6C of the Note Agreements is hereby amended to read in its entirety as follows:

(h) purchase money security interests in or purchase money mortgages on real or personal property acquired after the Effective Date hereof to secure purchase money Indebtedness of the type permitted by paragraph 6B(e), incurred in connection with the acquisition of such property, which security interests cover only the real or personal property so acquired; and

2E. Paragraph 6D of the Note Agreements.

(i) Subsection (e) of Paragraph 6D of the Note Agreements is hereby amended to read in its entirety as follows:

(e) Investments permitted under paragraph 6E.;

(ii) Subsection (i) of Paragraph 6D of the Note Agreements is hereby amended to read in its entirety as follows:

(i) Other Investments not to exceed the sum of $20,000,000 in the aggregate at any one time outstanding.

2F. Paragraph 6E of the Note Agreements.

(i) Subsection (a) of Paragraph 6E(1) of the Note Agreements is hereby amended to read in its entirety as follows:

(a) the Company is in current compliance with and, giving effect to the proposed acquisition (including any borrowings made or to be made in connection therewith), will continue to be in compliance with all of the covenants in paragraph 6A hereof on a pro forma historical combined basis as if the transaction occurred on the first day of the period of measurement; provided, that, in the case of transactions involving cash consideration to be paid by the Company or any of its Subsidiaries (including cash deferred payments, contingent or otherwise, and the aggregate amount of all Funded Debt assumed) in excess of $10,000,000, the Purchasers shall have received an Officer’s Certificate demonstrating compliance with paragraph 6A on a pro forma historical combined basis as if the transaction occurred on the first day of the period of measurement (any acquisition requiring cash consideration (including cash deferred payments, contingent or otherwise, and the aggregate amount of all Funded Debt assumed) in excess of $10,000,000 being referred to as a “Material Acquisition”);

(ii) Subsection (j) of Paragraph 6E(1) of the Note Agreements is hereby amended to read in its entirety as follows:

(j) cash consideration to be paid by the Company or such Subsidiary in connection with any such acquisition or series of related acquisitions (including cash deferred payments, contingent or otherwise, and the aggregate amount of all Funded Debt assumed), shall not exceed $20,000,000 without the consent of the Required Holders.

(iii) Subsection (k) of Paragraph 6E(1) of the Note Agreements is hereby amended to read in its entirety as follows:

(k) Reserved

(iv) Paragraph 6E(2) of the Note Agreements is hereby amended to read in its entirety as follows:

6E(2) Disposition of Assets. Other than Permitted Transfers, neither the Company nor any Subsidiary will become a party to or agree to effect any disposition of assets (other than (a) the sale of inventory, the licensing of intellectual property and the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices; (b) the disposition of assets from the Company to a Guarantor or from a Guarantor to the Company; (c) the sale or exchange of routes which in the business judgment of the Company does not cause a Material Adverse Change; (d) assets (and, if applicable, related capital stock) with a fair market value of less than Ten Million Dollars ($10,000,000) per year transferred in connection with an asset sale or swap, which sale or swap in the business judgment of the Company does not cause a Material Adverse Change and (e) assets with a fair market value in excess of Ten Million Dollars ($10,000,000) with the prior written consent of Required Holders).

2G. Paragraph 6G of the Note Agreements. Paragraph 6G of the Note Agreements is hereby amended to read in its entirety as follows:

6G. Restricted Distributions and Redemptions. Neither the Company nor any of its Subsidiaries shall redeem, convert, retire or otherwise acquire shares of any of its Equity Interests, or make any Distributions, except that (i) the Company or any Subsidiary may make Distributions to the Company or another Subsidiary of the Company, (ii) the Company or any Subsidiary may make cash dividend payments during any four (4) fiscal quarters in an aggregate amount not to exceed 50% of Consolidated Net Income for such period and (iii) the Company may purchase shares of its Equity Interests in an aggregate amount not to exceed

$25,000,000, provided that after giving effect to any such purchase, the Leverage Ratio shall not exceed 4.00:1.00. In addition, neither the Company nor any of its Subsidiaries shall effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Company’s or any of its Subsidiaries’ Equity Interests. Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall make any Distribution under this paragraph 6G if a Default or Event of Default exists or would be created by the making of such Distribution.

2H. Paragraph 7A(xviii) of the Note Agreements. The first paragraph of subparagraph 7A(xviii) of the Note Agreements is hereby amended to read in its entirety as follows:

(xviii)(i) the Company shall at any time, legally or beneficially, directly or indirectly own less than one hundred percent (100%) of the Equity Interests of each Guarantor: or (ii) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 20% or more of the Equity Interests of the Company, or during any period of twelve (12) consecutive calendar months, individual who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company;

2I. Paragraph 10B of the Note Agreements.

(i) Paragraph 10B of the Note Agreements is hereby amended by deleting the terms “Consolidated Earnings Before Interest and Taxes or EBIT”, Consolidated Earnings Before Interest, Taxes and Amortization or EBITA”, “Consolidated Total Debt Service”, “EBIT”, “EBITA”, “FHA Transaction”, “Fixed Charge Coverage Ratio”, “Security Documents Amendment”, “Series 2000 Bonds” and “Series 2003 Bonds”:

(ii) Paragraph 10B of the Note Agreements is hereby further amended by deleting the definition “Applicable Rate” in its entirety and replacing it with the following:

(A) With respect to the Purchase Agreement:

“Applicable Rate” shall mean 7.53% per annum, provided, however, that in the event of either of the following:

(i) the Company’s Leverage Ratio exceeds 4.00:1.00 for the most recently ended four fiscal quarter period; or

(ii) the Company’s Senior Leverage Ratio exceeds 3.50:1.00 for the most recently ended four fiscal quarter period;

then, effective as of the beginning of fiscal quarter in which any such event occurs and continuing at all times thereafter the interest payable on the unpaid balance of each Note shall be 8.53% per annum.

(B) With respect to the Shelf Agreement:

“Applicable Rate” shall mean 7.21% per annum for each 1998 Series A Note and 7.09% per annum for each 1999 Series B Note, provided, however, that in the event of either of the following:

(i) the Company’s Leverage Ratio exceeds 4.00:1.00 for the most recently ended four fiscal quarter period; or

(ii) the Company’s Senior Leverage Ratio exceeds 3.50:1.00 for the most recently ended four fiscal quarter period;

then, effective as of the beginning of fiscal quarter in which any such event occurs and continuing at all times thereafter the interest payable on the unpaid balance of each 1998 Series A Note shall be 8.21% per annum and the interest payable on the unpaid balance of each 1999 Series B Note shall be 8.09% per annum.

(iii) Paragraph 10B of the Note Agreements is hereby further amended by deleting the definition “Bank Agreement” in its entirety and replacing it with the following:

“Bank Agreement” shall mean that certain Amended and Restated Revolving Credit Agreement, dated as of March 24, 2006, among the Company, the Guarantors, certain lending institutions party thereto, and Bank of America, N.A., as Administrative Agent, as the same may be amended, modified, or supplemented from time to time in accordance with the terms hereof.

(iv) Paragraph 10B of the Note Agreements is hereby further amended by deleting the definition “Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or EBITDA” and replacing it with the following:

“Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or EBITDA” shall mean, for any period (without duplication), the Consolidated Net Income (or Deficit) of the Company and its Subsidiaries plus (a) interest expense, (b) income taxes, (c) depreciation expense and (d) amortization, to the extent that each was deducted in determining Consolidated Net Income or Deficit, each determined in accordance with GAAP.

For all purposes other than calculating the financial covenant set forth in Paragraph 6A(d), the Company may include the EBITDA for the prior twelve (12) months of companies acquired by the Company or any of its Subsidiaries during the respective reporting period (without duplication with respect to the adjustments set forth above) only if (A) the financial statements of such acquired companies have been audited for the period sought to be included by an independent accounting firm satisfactory to the Purchasers, or (B) the Purchasers consent to such inclusion after being furnished with other acceptable financial statements. Such acquired EBITDA may be further adjusted to add back non-recurring private company expenses which are discontinued upon acquisition (including, without limitation, owner’s compensation), as approved by the Purchasers. Simultaneously with the delivery of the financial statements referred to in (A) and (B) above, the CEO or the CFO of the Company and its Subsidiaries shall deliver to the Purchasers a Compliance Certificate and appropriate documentation certifying the historical operating results, adjustments and balance sheet of the acquired company.

(v) Paragraph 10B of the Note Agreements is hereby further amended by deleting the definition “Distribution” in its entirety and replacing it with the following:

“Distribution” shall mean the declaration or payment of any dividend on or in respect of any Equity Interests of any Person other than dividends or other distributions payable solely in Equity Interests of such Person; the purchase, redemption or other retirement of any other Equity Interests of such Person, directly or indirectly through a Subsidiary or otherwise; the return of Equity Interests by any Person to its shareholders, partners or members as such; or any other distribution on or in respect of any Equity Interests of such Person.

(vi) Paragraph 10B of the Note Agreements is hereby further amended by deleting clause (c) of the definition of “Funded Debt” in its entirety and replacing it with the following:

(c) all obligations, liabilities and indebtedness under Capitalized Leases and Synthetic Leases which corresponds to principal,

(vii) Paragraph 10B of the Note Agreements is hereby further amended by deleting the subparagraph (viii) of the definition “Indebtedness” and replacing it with the following:

(viii) every obligation of such Person (an “equity related purchase obligation”) to purchase, redeem, retire or otherwise acquire for value or otherwise make any payment in respect of any Equity Interests issued by such Person or any other Person, any warrants, options or other rights to acquire any such Equity Interests, or any rights measured by the value of such Equity Interests, warrants, options or other rights, and any redeemable preferred Equity Interests,

The definition of Indebtedness” is further amended by replacing the term “swap” in subparagraph (ix) with the defined term “Swap Contract” and by replacing the term “ownership interest” in subparagraph (x) with the defined term “Equity Interest”.

(viii) Paragraph 10B of the Note Agreements is hereby further amended by deleting the first sentence of the definition of “Investments” and replacing it with the following:

“Investments” shall mean all expenditures made and all liabilities incurred (contingently or otherwise) for the direct or indirect acquisition of Equity Interests or assets of a business unit or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as then described under Indebtedness), or obligations of, any Person.

(ix) Paragraph 10B of the Note Agreements is hereby further amended by deleting the definition of “Membership Interests Pledge Agreement” in its entirety and replacing it with the following:

“Membership Interest Pledge Agreements” shall mean, collectively, (i) that certain Amended and Restated Master Membership Interest Pledge Agreement, dated as of March 24, 2006, among the Company and its Subsidiaries and the Collateral Agent, as amended or amended and restated from time to time and (ii) any other membership interest pledge agreements to be entered into from time to time, in accordance with the provisions of the Bank Agreement.

(x) Paragraph 10B of the Note Agreements is hereby further amended by deleting the definition of “Sampson County Bonds” in its entirety and replacing it with the following:

“Sampson County Bonds” shall mean the Tax-Exempt Adjustable Mode Environmental Facilities Revenue Bonds (Sampson County Disposal, Inc. Project) Series 2000 in the aggregate principal amount of $33,700,000 and the Tax Exempt Adjustable Mode Environmental Facilities Revenue Bonds (Sampson County Disposal, LLC Project) Series 2003 in the aggregate principal amount of $9,500,000, in each case issued by The Sampson County Industrial Facilities and Pollution Control Financing Authority.

(xi) Paragraph 10B of the Note Agreements is hereby further amended by deleting the definition of “Subordinated Debt” in its entirety and replacing it with the following:

“Subordinated Debt” shall mean unsecured Indebtedness of the Company and its Subsidiaries with respect to (a) the Permitted Subordinated Debt Offering and (b) Seller Subordinated Debt.

(xii) Paragraph 10B of the Note Agreements is hereby further amended by deleting the phrase “equity or voting interest” in the definition of “Subsidiaries” with the phrase “Equity Interests”.

(xiii) Paragraph 10B of the Note Agreements is hereby further amended by adding the definitions of “Bank Product Obligations”, “Equity Interests”, “IRBs”, L/C Supported IRBs”, “Leverage Ratio”, “Permitted Subordinated Debt Offering”, “Seller Subordinated Debt” and “Senior Leverage Ratio” in proper alphabetical order:

“Bank Product Obligations” shall mean every obligation of the Noteholders under and in respect of any one or more of the following types of services or facilities extended to the Noteholders by the Administrative Agent, or any lender a party to the Bank Agreement: (i) credit and purchase cards, (ii) cash management or related services including the automatic clearing house transfer of funds for the account of such Noteholder pursuant to agreement or overdraft and (iii) cash management, including controlled disbursement services.

“Equity Interests” shall mean, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in ) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interest in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants options, rights or other interests are outstanding on any date of determination.

“IRBs” shall mean industrial revenue bonds, solid waste disposal bonds or other tax-exempt bond financings of the Company and its Subsidiaries.

“L/C Supported IRBs” shall mean IRB’s which are enhanced by letters of credit issued under the Bank Agreement.

“Leverage Ratio” shall have the meaning specified in paragraph 6A(a).

“Permitted Subordinated Debt Offering.” Any issuance of public Subordinated Debt after March 24, 2006, provided that such public Subordinated Debt (a) is unsecured, (b) contains market subordination terms, incurrence only covenants, and limited events of default, and other terms and conditions satisfactory to the Purchasers, (c) matures and requires no principal repayments prior to August 31, 2009, (d) has a yield not in excess of 12.00% per annum, (e) allows for the respective operating company subordinated guarantee to automatically release whenever the Purchasers release an operating company as a Guarantor, and (f) does not exceed $200,000,000 in the aggregate.

“Seller Subordinated Debt.” Indebtedness of the Company or a Subsidiary to a seller in connection with any acquisition permitted by paragraph 6E hereof which has been subordinated and made junior to the payment and performance in full in cash of the indebtedness, obligations and liabilities of the

Company and its Subsidiaries under this Agreement, the 1998 Agreement and the Bank Agreement, and evidenced as such by a subordination agreement on terms and containing subordination provisions satisfactory to the Purchasers.

“Senior Leverage Ratio” shall have the meaning specified in paragraph 6A(b).

3. Consent. Notwithstanding the provisions of paragraph 6H of each of the Note Agreements that prohibit the amendment of any negative covenant, financial covenant or event of default relating to the Bank Debt, each of the undersigned consents to the amendments to the Bank Agreement as effectuated by the amendment of the Bank Agreement on the date hereof as delivered to the Noteholders under Section 5(a)(iv) hereof.

4. Affirmation and Acknowledgment. The Company and each of the Guarantors hereby ratifies and confirms all of its obligations to the Noteholders as evidenced by the Note Agreements and the Related Documents, including, without limitation, the Notes, and the Company and each of the Guarantors hereby affirms its absolute and unconditional promise to pay to the Noteholders all obligations under the Note Agreements and the Related Documents. The Company and each of the Guarantors hereby confirms that the Obligations (as defined in the Security Agreement) are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Company and the Guarantors as security for the Obligations.

5. Conditions of Effectiveness. This Amendment shall become effective when, and only when (the “Effective Date”),

(a) the Noteholders shall have received executed originals of this Amendment and all of the following documents, each (unless otherwise indicated) being dated the date hereof, in form and substance satisfactory to the Noteholders:

(i) copies of (A) all documents evidencing all requisite corporate action of the Company (including any and all resolutions of the Board of Directors of the Company) authorizing the execution, delivery and performance of this Amendment and the matters contemplated hereby and thereby, and (B) all documents evidencing all consents and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby and thereby;

(ii) a certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers authorized to sign this Amendment on behalf of the Company and any other documents to be delivered by the Company hereunder;

(iii) the amended and restated Bank Agreement, in form and substance satisfactory to the Required Holder in all respects; and

(iv) such other documents, instruments, approvals or opinions as any Noteholder may reasonably request.

(b) The representations and warranties contained herein shall be true on and as of the date hereof, there shall exist on the date hereof, no Event of Default or Default; there shall exist no material adverse change in the financial condition, business operation or prospects of the Company or its Subsidiaries since December 31, 2004, other than as reported by the Company in its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission for quarterly periods subsequent to December 31, 2004; and the Company shall have delivered to the Noteholders an Officer’s Certificate to such effect; and

(c) The Company shall have paid to the Noteholders an amendment fee equal to 15 basis points of the amount outstanding on the Notes as of the date of this Amendment, which percentage the Company represents and warrants to the Noteholders is not less than the highest percentage upfront fee paid to any party to the Bank Agreement, based on their commitments thereunder, in connection with the amendment and restatement of the Bank Agreement.

6. Representations and Warranties.

(a) Except as disclosed in the updated disclosure schedules attached hereto and incorporated herein, the Company hereby repeats and confirms each of the representations and warranties made by it in each of the Note Agreements, as amended hereby, as though made on and as of the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date, with each reference therein to “this Agreement”, “hereof”, “hereunder”, “thereof”, “thereunder” and words of like import being deemed to be a reference to the Note Agreements as amended hereby.

(b) The Company and each Guarantor further represents and warrants as follows:

(i) The execution, delivery and performance by the Company and each Guarantor of this Amendment are within its corporate or company powers, have been duly authorized by all necessary corporate or company action and do not contravene (A) its charter or by–laws, or certificate of formation or operating agreement, as the case may be, (B) law or (C) any legal or contractual restriction binding on or affecting the Company or the Guarantors; and such execution, delivery and performance do not or will not result in or require the creation of any Lien upon or with respect to any of its properties.

(ii) No governmental approval is required for the due execution, delivery and performance by the Company or any Guarantor of this Amendment, except for such governmental approvals as have been duly obtained or made and which are in full force and effect on the date hereof and not subject to appeal.

(iii) This Amendment constitutes the legal, valid and binding obligations of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms.

(iv) There are no pending or threatened actions, suits or proceedings affecting the Company, the Guarantors or any of their Subsidiaries or the properties of the Company, the Guarantors or any of their Subsidiaries before any court, governmental agency or arbitrator, that may, if adversely determined, materially adversely affect the financial condition, properties, business, operations or prospects of the Company, the Guarantors or any of their Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of either of the Note Agreements, as amended by this Amendment.

(v) No Event of Default or Default has occurred and is continuing.

(vi) There has been no material adverse change in the financial condition, business operation or prospects of the Company or its Subsidiaries since December 31, 2004.

7. Miscellaneous.

7A. Reference to and Effect on the Note Agreements.

(a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in either of the Note Agreements to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Note Agreement, and each reference in any other document to “the Note Agreement”, “thereunder”, “thereof” or words of like import referring to such Note Agreement, shall mean and be a reference to such Note Agreement, as amended hereby .

(b) Except as specifically amended above, the Note Agreements, and all other related documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any holder of a Note under either of the Note Agreements or the Notes issued thereunder, nor constitute a waiver of any provision of any of the foregoing.

7B. Costs and Expenses. The Company agrees to pay on demand all costs and expenses incurred by the Noteholders or any other holder of a Note under either of the Note Agreements in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel. The Company further agrees to pay on demand all costs and expenses, if any (including, without limitation, counsel fees and expenses of counsel), incurred by the Noteholders or any other any holder of a Note in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this paragraph 7B.

7C. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7D. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

7E. Estoppel. To induce the Noteholders to enter into this Amendment, the Company and each Guarantor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company or any Guarantor against any holder of the Notes with respect to the obligations of the Company or any Guarantor owing to any such holder, either with or without giving effect to this Amendment.

7F. Date of May 2004 Amendment and Consent. The parties hereto acknowledge and agree that the date of the Amendment and Consent executed in May 2004 is May 5, 2004, for purposes of this Amendment, the Note Agreements and all other documents related thereto.

[Signatures on Next Page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY

WASTE INDUSTRIES USA, INC.

By
Name:
Title:

GUARANTORS

WASTE INDUSTRIES, LLC

By
Name:
Title:

DUPLIN COUNTY DISPOSAL, LLC

By
Name:
Title:

VAN BUREN COUNTY LANDFILL, LLC

By
Name:
Title:

WASTE INDUSTRIES LANDCO, LLC

By
Name:
Title:

ECO SERVICES, LLC

By
Name:
Title:

RELIABLE TRASH SERVICES, LLC

By
Name:
Title:

WASTE INDUSTRIES OF MISSISSIPPI, LLC

By
Name:
Title:

WASTE SERVICES OF MEMPHIS, LLC

By
Name:
Title:

WASTECO, LLC

By
Name:
Title:

SIGNATURE PAGE TO MARCH 2006 CONSENT

LAURENS COUNTY LANDFILL, LLC

By
Name:
Title:

S&S ENTERPRISES OF MISSISSIPPI, LLC

By
Name:
Title:

SAMPSON COUNTY DISPOSAL, LLC

By
Name:
Title:

SAFEGUARD LANDFILL MANAGEMENT, LLC

By
Name:
Title:

SHAMROCK ENVIRONMENTAL SERVICES, LLC

By
Name:
Title:

SIGNATURE PAGE TO MARCH 2006 CONSENT

TRANSWASTE SERVICES, LLC

By
Name:
Title:

OLD KINGS ROAD SOLID WASTE, LLC

By
Name:
Title:

WASTE INDUSTRIES PROPERTY CO., LLC

By
Name:
Title:

DOUGLASVILLE TRANSFER, LLC

By
Name:
Title:

WASTE INDUSTRIES ATLANTA, LLC

By
Name:
Title:

SIGNATURE PAGE TO MARCH 2006 CONSENT

BLACK BEAR DISPOSAL, LLC

By
Name:
Title:

ETC OF GEORGIA, LLC

By
Name:
Title:

WASTE SERVICES OF TENNESSEE, LLC

By
Name:
Title:

WASTE INDUSTRIES OF TENNESSEE, LLC

By
Name:
Title:

WASTE SERVICES OF DECATUR, LLC

By
Name:
Title:

RED ROCK DISPOSAL, LLC

By
Name:
Title:

SIGNATURE PAGE TO MARCH 2006 CONSENT

NOTEHOLDERS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By
Jay S. White
Vice President

PRUCO LIFE INSURANCE COMPANY

By
Jay S. White
Assistant Vice President

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By
Jay S. White
Assistant Vice President

SIGNATURE PAGE TO MARCH 2006 CONSENT

U.S. PRIVATE PLACEMENT FUND

By Prudential Private Placement Investors, L.P., as Investment Advisor

By Prudential Private Placement Investments, Inc.,
its General Partner

By
Jay S. White
Assistant Vice President

SIGNATURE PAGE TO MARCH 2006 CONSENT

[ATTACH UPDATED DISCLOSURE SCHEDULES]

SIGNATURE PAGE TO MARCH 2006 CONSENT